                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
        --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        December 2, 2002
-----------------------------------------------------------------------------

                            Merrill Lynch & Co., Inc.
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
       -------------------    -------------------    --------------------
        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
----------------------------------------------------      -------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     As previously announced on July 22, 2002, Stan O'Neal has assumed the title and responsibilities of Chief Executive Officer, effective as of December 2, 2002. Filed herewith are the By-Laws of Merrill Lynch & Co., Inc., reflecting amendments to Article V, Sections 1, 2, 6-7, 9-12, and 15, effective as of December 2, 2002, related to this management change.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit

         (3) By-Laws of Merrill Lynch & Co., Inc., effective as of December 2, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   MERRILL LYNCH & CO., INC.
                                                ------------------------------
                                                         (Registrant)




                                               By: /s/ Judith A. Witterschein
                                                  ----------------------------
                                                       Judith A. Witterschein
                                                       Corporate Secretary


Date:  December 3, 2002

                                  EXHIBIT INDEX

(3) By-Laws of Merrill Lynch & Co., Inc., effective as of December 2, 2002.